Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated August 7, 2019

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for the Fund listed below:

Invesco Emerging Markets Select Equity Fund

This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s).

Effective on or about August 7, 2019, Ingrid Baker will no longer serve as a Portfolio Manager to the Fund. Therefore, all references to Ms. Baker in the summary and statutory prospectuses and Statement of Additional Information are hereby removed as of that date.

You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.